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                                                                  EXHIBIT 10.8.2

                             SECOND AMENDMENT TO THE

                         SHORT TERM INVESTMENT AGREEMENT

This SECOND AMENDMENT ("Amendment") is dated as of May 1, 2004, by and between WFS FINANCIAL INC, a California corporation ("WFS"), and WESTERN FINANCIAL BANK, a federally chartered savings bank fka Western Financial Savings Bank. F.S.B. (the "Bank"), and amends the SHORT TERM INVESTMENT AGREEMENT ("Agreement") entered into by the parties on January 1, 1996, pursuant to certain short-term investment services provided by the Bank to WFS.

                                    RECITALS

A.    The Agreement is being amended as follows:

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

1.    The following sentences are to be added to the end of Clause 3 of the
      Agreement:

      "Interest shall be due and payable (i) on the tenth calendar day of each month (or if such day is not a business day, on the next business day thereafter) for the preceding month, and (ii) at termination of this Agreement. In the event that the Bank fails to pay interest when due, the Bank will increase the investment of WFS by such amount, which amount shall be deemed an additional investment by WFS hereunder."

2. Except as specifically amended herein, all terms of the Agreement as previously amended by the First amendment to the Agreement shall remain in full force and effect.

Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                                WESTERN FINANCIAL BANK

_________________________________                _______________________________
Mark Olson, Senior Vice President                Lee A. Whatcott,
                                                 Senior Executive Vice President
                                                 and Chief Financial Officer